EXHIBIT 99 to Form 8-K dated May 21, 2009.


                    LIMITED FORBEARANCE AND FOURTH AMENDMENT
                    ----------------------------------------
              TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
              -----------------------------------------------------

        THIS LIMITED FORBEARANCE AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Agreement") is made effective as of May 12, 2009, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division (the "Lender"), ALEIER, INC., a Texas corporation, ("Aleier"), CIRRONET INC., a Georgia corporation ("Cirronet" and together with Aleier, sometimes collectively referred to as the "Guarantors" and each individually, a "Guarantor") and RF MONOLITHICS, INC., a Delaware corporation (the "Borrower" and together with the Guarantors, sometimes hereinafter collectively referred to as the "Obligors").

                                    RECITALS:
                                    ---------

        A. The Borrower and the Lender have entered into that certain Amended and Restated Credit and Security Agreement dated as of August 29, 2007 (as the same has been amended from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined having the meanings given to such terms in the Credit Agreement).

        B. In connection with the Credit Agreement, Aleier has executed a Guaranty Agreement, dated as of August 29, 2007 (as the same may be amended, restated or modified from time to time, the "Aleier Guaranty").

        C. In connection with the Credit Agreement, Cirronet has executed a Guaranty Agreement, dated as of August 29, 2007 (as the same may be amended, restated or modified from time to time, the "Cirronet Guaranty").

        D. On the date hereof, the Borrower is in default of certain obligations under the Credit Agreement, and, as a result, the Lender is entitled to exercise its rights and remedies under the Credit Agreement and the other Loan Documents.

        E. The Obligors acknowledge existence of the Enumerated Defaults (defined below) and request that the Lender forbear from exercising all of its rights and remedies under the Loan Documents.

        F. The Lender is willing to forbear from exercising certain of its rights and remedies resulting from the Enumerated Defaults for a period beginning as of the date hereof through and including 5:00 p.m. prevailing Central time on the earlier of (i) a Forbearance Termination Date and (ii) July 31, 2009 (the "Forbearance Period") upon the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, covenant, agree, acknowledge, represent and warrant as follows:

                                   AGREEMENTS:
                                   -----------

        1. Incorporation of Recitals. Each of the above Recitals is expressly incorporated herein by reference and made a part hereof for all purposes.

        2. Reaffirmation of Obligations. Each Obligor hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective tents, and each Obligor hereby reaffirms its obligations under the Loan Documents. The Lender's entry into this Agreement or any of the documents referenced herein, its negotiations with any Person with respect to any Loan Documents, its conduct of any analysis or investigation of any Collateral for the Obligations or any Loan Documents, its acceptance of any payment from any Obligor or any other Person of any payments made prior to the date hereof, or any other action or failure to act on the part of the Lender shall not constitute (a) a modification of any Loan Document or (b) a waiver of any Default or Event of Default under the Credit Agreement, including, without limitation, the Enumerated Defaults, or any waiver of any term or provision of any Loan Document.

        3. Enumerated Defaults. As of the date hereof; the Borrower hereby acknowledges, confirms and agrees that (i) since February 28, 2009, a Default Period exists and (ii) the Borrower has failed to comply with at least the following covenants (collectively, the "Enumerated Defaults"), each of which presently constitutes an Event of Default and entitles the Lender to exercise its rights and remedies under the Credit Agreement and the other Loan Documents and other rights and remedies available under applicable law:

        a. Section 6.2(a) relating to minimum Net Income during the Borrower's fiscal quarter ending February 28, 2009.

        b. Section 6.2(b) relating to maximum loss in a fiscal quarter for the Borrower's fiscal quarter ending February 28, 2009.

        c. Section 6.2(c) relating to minimum Debt Service Coverage Ratio for the Borrower's fiscal quarter ending February 28, 2009.

        4. Forbearance. The Lender hereby agrees to forbear from the exercise of any of its rights and remedies under Section 7.2 of the Credit Agreement and the other Loan Documents as a result of the Enumerated Defaults dining the Forbearance Period; provided, however, that such forbearance shall be subject to all terms and conditions set forth in this Agreement and nothing contained herein shall alter, affect or impair in any way the Lender's ability to exercise discretion as provided in the Credit Agreement or to exercise any other rights and remedies available to it irrespective of whether a Default or Event of Default exists.

        5. Forbearance Limited to Enumerated Defaults. The Lender's forbearance shall be limited solely to the Enumerated Defaults existing on the date hereof and to the inapplicability of the covenants found in Sections 6.2(a) and 6.2(c) of the Credit Agreement during the Forbearance Period, and the Lender shall not be deemed to have waived any rights or remedies it may have with respect to any other existing or future breach, Default or Event of Default arising or occurring thereunder during the Forbearance Period or with respect to any breach of this Agreement.

        6. Notice Requirements Satisfied. Each Obligor acknowledges that all notice requirements embodied in the Loan Documents and imposed upon the Lender in connection with the Enumerated Defaults, and the exercise of its remedies therefor (together with all applicable cure and/or grace periods) have been satisfied (or shall be deemed to have been satisfied by this Agreement) without exception, and that upon the expiration of the Forbearance Period, the Lender shall, with respect to the Enumerated Defaults, have the full right and power to exercise all remedies granted to it thereunder without further notice to the Obligors or any of them and subject to no other conditions precedent.

        7. Agreement in the Nature of Forbearance Only. Each Obligor hereby acknowledges that the Lender's obligations under this Agreement are in the nature of a conditional forbearance only, and that the Lender has made no agreement or commitment to modify or extend the Loan Documents or to forbear beyond the Forbearance Period, and that, upon the termination of the Forbearance Period, the Lender shall have the immediate and unconditional right to exercise all of its rights and remedies under the Loan Documents.

        8. Termination of the Forbearance Period. The Forbearance Period shall end on the first to occur of the following (each a "Forbearance Termination Date"):

        a.  Breach.   A  breach  by  any  Obligor  of  any  of  the   covenants,
            representations and/or warranties set forth in this Agreement.

        b. New Event of Default. The occurrence of any Default or Event of Default under any one or more of the Loan Documents other than the Enumerated Defaults. For avoidance of doubt, a Default or Event of Default arising or occurring after the date hereof is not an Enumerated Default even though a prior breach thereof may have resulted in an Enumerated Default.

        c. Creditor Enforcement Action. Any creditor or creditors of any Obligor take or threaten any enforcement action (i.e., action under applicable law to foreclose, execute or levy on, collect on, take possession of or control of, or sell or otherwise realize upon (whether judicially or non-judicially) or to lease, license or otherwise dispose of (whether publicly or privately) any assets of an Obligor or otherwise to exercise or enforce remedial rights with respect to assets, to sue one or more of the Obligors, to seek or obtain a judgment against one or more of the Obligors, or to seek or commence, or join in the filing of a petition or complaint seeking insolvency, bankruptcy, receivership, conservatorship or similar proceedings) that, in the Lender's sole and exclusive judgment, would materially - interfere with the operation of the business of the Obligors or the Lender's ability to collect the obligations of the Obligors.

        d. Representations and Warranties. The breach by the Obligors, or any or some of them, of any representation or warranty found in this Agreement or any other Loan Document.

The Obligors agree that a breach of Sections 8a., b., c., or d. of this Agreement, or a breach of some or all of them, is a Default and an Event of Default. Upon termination of the Forbearance Period, the Lender's agreement to forbear shall terminate automatically without further act or action by the Lender, and the Lender shall be entitled to exercise any and all rights and remedies available under the Loan Documents and this Agreement, at law, in equity, or otherwise without any further lapse of time, expiration of applicable grace periods, or requirements of notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to foreclose, notice of sale, notice of protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

        9. Covenants. Each Obligor covenants, agrees and acknowledges as follows, intending to be legally bound:

        a. Forbearance Fee. The Borrower agrees to pay to the Lender on the date hereof a fully-earned fee of $10,000 for this Agreement and the Lender's agreements and forbearance contained herein (after giving effect to rebates, if any, the "Forbearance Fee").

        b. Amendment of Article I Definitions. The Obligors request and agree to the following permanent changes to Section 1.1 of the Credit
            Agreement:

                   (i) The following definitions are added to Section 1.1 of the
            Credit Agreement in appropriate alphabetical order:

                         "Authenticated" means (a) to have signed; or (b) to have executed or to have otherwise adopted a symbol, or have encrypted or similarly processed a Record in whole or in part, with the present intent of the authenticating Person to identify the Person and adopt or accept a Record.

                         "Daily Three Month LIBOR" means, for any day, the rate of interest equal to LIBOR then in effect for delivery for a three (3) month period. When interest is determined in relation to Daily Three Month LIBOR, each change in the interest rate shall become effective each Business Day that Lender determines that Daily Three Month LIBOR has changed.

                         "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

                   (ii) Clause  (b)(ii)(B) of the definition of "Borrowing Base"
            is amended by deleting the dollar amount of "$3,000,000" therefrom and inserting in lieu thereof the following: "$1,850,000 through June 19, 2009, $1,700,000 from June 20, 2009 through July 19, 2009, and $1,600,000 beginning July 20, 2009 and for each reporting period thereafter";

                   (iii) The  definition of "Interest  Period" is deleted in its entirety;

                   (iv) The definition of "LIBOR" is amended and restated in its entirety to read as follows:

                 "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole I/16th of one percent) determined pursuant to the following formula:

                  LIBOR =                   Base LIBOR

                                    _______________________________

                                    100% - LIBOR Reserve Percentage



                         (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Lender for the purpose of calculating the effective LIBOR Advance Rate for loans that reference Daily Three Month LIBOR as the Inter-Bank Market Offered Rate in effect from time to time for three (3) month delivery of funds in amounts approximately equal to the principal amount of such loans. Borrower understands and agrees that Lender may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Lender in its discretion deems appropriate, including but not limited to the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

                         (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by the Lender for expected changes in such reserve percentage during the applicable term of the Revolving Note.

                   (v) The  definition  of "LIBOR  Advance  Rate" is amended and restated in its entirety to read as follows:

                  "LIBOR Advance Rate" means an interest rate equal to Daily Three Month LIBOR plus 7.50%, which interest rate shall change whenever Daily Three Month LIBOR changes.

                   (vi) The  definition  of "Maximum  Line Amount" is amended by deleting therefrom the dollar amount of "$11,000,000" and inserting in lieu thereof a dollar amount of "$6,000,000".

        c.      Procedures for Line of Credit Advances.  The Obligors agree that
                Section 2.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

                Section 2.2         Procedures for Line of Credit Advances.

                (a) Advances Credited to Operating Account. All Advances ("Fixed Rate Advances") shall be credited to Borrower's demand deposit account maintained with Lender (the "Operating Account"), unless the parties agree in an Authenticated Record to disburse to another account.

                (b) Advances upon Borrower's Request. Borrower may request one or more Advances on any Business Day. No request for an Advance will be deemed received until Lender acknowledges receipt, and Borrower, if requested by Lender, confirms the request in an Authenticated Record. Borrower shall repay all Advances, even if the Person requesting the Advance on behalf of Borrower lacked authorization.

                (c) Protective Advances; Advances to Pay Indebtedness Due. Lender may initiate a LIBOR Rate Advance on the Line of Credit in its sole discretion for any reason at any time, without Borrower's compliance with any of the conditions of this Agreement, and (i) disburse the proceeds directly to third Persons in order to protect Lender's interest in Collateral or to perform any of Borrower's obligations under this Agreement, or (ii) apply the proceeds to the amount of any Indebtedness then due and payable to Lender.

        d. LIBOR Advances. The Obligors agree that Section 2.3 of the Credit Agreement is amended and restated in its entirety to read as follows:

                Section 2.3   LIBOR Advances.

                (a) Each LIBOR Advance shall be funded at the LIBOR Advance Rate in effect on the Business Day that the Advance is to be made. If Borrower requests an Advance for delivery of funds on a specific Business Day, the request shall be made no later than 11:59 a.m. Central Time on the Business Day on which Borrower wants the LIBOR Advance to be funded, specifying the principal Advance amount being requested. Rate Hedges may not be used with respect to any Advance that utilizes the LIBOR Advance Rate.

                (b) Taxes and Regulatory Costs. The Borrower shall pay the Lender with respect to any Advance, upon demand and in addition to any other amounts due or to become due hereunder, any and all
                (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to the Borrower hereunder, any reasonable allocation made by the Lender among its operations shall be conclusive and binding upon the Borrower.

        e.      Pricing.  Floating Rate Advances are no longer  available  under
                Section 2.2 of the Credit Agreement. Existing Advances and any future Advances shall be LIBOR Advances.

        f. Interest. The Obligors agree that Section 2.8(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                         (a)  Interest.  Except  as  provided  in  Section  2.3,
                         Section 2.8(c) and Section 2.8(f), the principal amount of each Advance shall bear interest at the LIBOR Advance Rate.

        g. Prepayment Fees. The Obligors wee that-Section 2.9(f) of the Credit Agreement is deleted in its entirety, and the following inserted in lieu thereof: "[omitted intentionally]".

        h.      Strict  Compliance.  The  Obligors  will  strictly  comply  with
                Section 2.11(a) of the Credit Agreement and no proceeds of Collateral shall be retained by any Obligor or deposited to any accounts other than the Collateral Account and all account debtors of the Borrower shall be notified in writing that all payments owed to the Borrower shall be sent to the Lender via desk-top deposit or to a Lender-controlled lockbox if then existing (in the case of checks) or by wire transfer to the Collateral Account (in all other instances). This provision does not prohibit the Borrower from maintaining, subject to the restrictions set forth in Section 11 of the Third Amendment to the Credit Agreement, the Viewpoint Bank deposit account referred-to therein or depositing a portion of Advances (not to exceed the amounts described in said Section 11) therein.

        i. No Waiver. The Obligors agree that by making Revolving Advances the Lender is not waiving any, and retains (subject to the provisions of this Agreement) all, of its rights under the Loan Documents and applicable law.

        j. Cash Forecast; Etc. The Obligors shall provide to the Lender projections of cash receipts and disbursements for the Borrower, including a line item cash forecast for weekly cash requirements, projected sales, projected inventory positions, projected loan balances and Availability, on a rolling 4-week basis ("Cash Forecast") and, not later than the first Business Day of each week, shall provide to the Lender a compliance certificate in the same spreadsheet form as the rolling Cash Forecast, certified as true and accurate, that shows the comparison of all cash forecast categories with actual levels of expenditures and revenues generated for the preceding week, and such other and further reports and financial information as the Lender may reasonably request plus those that are required under the Credit Agreement.

        k. Projections. The Borrower shall provide to the Lender projections for the fiscal year ending August 31, 2010 no later than June 30, 2009, such projections to be in form and detail satisfactory to the Lender.

        1. Temporary Suspension of Quarterly Net Income. The financial covenant contained in Section 6.2(a) of the Credit Agreement will be suspended during the Forbearance Period.

        m. Monthly Net Income. The Obligors agree that Section 6.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                         (b) Monthly Net Income. The Borrower will not, (i) during the calendar month ending April 30, 2009, suffer a Net Loss in excess of $225,000, (ii) during the calendar month ending May 31, 2009, suffer a Net Loss in excess of $25,000, (iii) during the calendar month ending June 30, 2009, suffer a Net Loss in excess of $100,000, and (iv) during the calendar month ending July 31, 2009, suffer a Net Loss in excess of $150,000. In computing the foregoing covenant, the Borrower may add-back goodwill and amortization expense relative to "other intangibles" as and when its auditors determine that those entries should be made and may also add-back, for the relevant period, the Forbearance Fee.

        n. Temporary Suspension of Debt Service Coverage Ratio Covenant. The financial covenant contained in Section 6.2(c) relating to minimum Debt Service Coverage Ratio will be suspended during the Forbearance Period.

        o. Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $30,000 in the aggregate during the Forbearance Period.

        p. Default Interest. The Obligors acknowledge that the Lender is entitled to charge and collect interest on the Obligations at the Default Rate during the Default Period and that the Lender reserves such right. The Lender agrees not to charge the Default Rate during the Forbearance Period.


        q. Books; Records; Access; Etc. The Obligors will continue to comply with Section 6.9 of the Credit Agreement and will continue to cooperate with the Lender, its collateral examiners and auditors and other agents and will provide each of them with unfettered access as required by Section 6.9.


        r. Continued Compliance. The Obligors acknowledge and agree that they will, subject to any relevant grace period found in the Credit Agreement, continue to comply with the provisions of the Credit Agreement (other than Section 6.2(a) and 6.2(c)), including all reporting requirements found in Section 6.1 thereof.

        s. Reserves. The Obligors acknowledge, consent and agree to the imposition of a permanent Borrowing Base reserve in the amount of $233,500 initially established to effect a permanent pay-down of the outstanding principal balance of the Revolving Note as a result of the excess funds made available by the refinancing of the Real Estate Collateral and the Obligors further acknowledge, confirm and agree that the Lender, in its commercially reasonable discretion, may from time to time establish and maintain reserves against the Borrowing Base and otherwise change the Borrowing Base from time to time in the Lender's commercially reasonable discretion.

        t. Certain Line Reduction and Termination Fees. The Borrower acknowledges that it has reduced the Maximum Line Amount from $11,000,000 to $6,000,000 and that pursuant to Section 2.9(e)(ii) of the Credit Agreement the Lender is entitled to receive a line reduction fee from the Borrower (a "LR Fee") equal to $100,000. In consideration of the Borrower's agreement in the next sentence, the Lender agrees to a one-time waiver of the $100,000 LR Fee otherwise due in connection with this Agreement. In consideration of the foregoing one-time waiver, the Borrower acknowledges and agrees that, if the Credit Facility is terminated or further reduced before December 31, 2010, the Borrower shall pay the Lender on the Termination Date, in addition to any fees payable under Sections 2.09(e)(ii) and
                2.12 of the Credit Agreement, as liquidated damages and not as a penalty, a fee equal to the difference between the Maximum Line Amount on the day prior to this Agreement and the Maximum Line Amount after giving effect to this Agreement times the percentage stated in Section 2.09(e)(ii)(B).

        u.      Consultant.   The  Borrower   will   continue  to  engage  Huron
                Consulting as its turnaround consultant at all times during the Forbearance Period.

        10. Conditions of Forbearance. The Lender's agreement to forbear from exercising remedies as a result of the Enumerated Defaults shall, unless waived by the Lender in the exercise of its sole discretion, be subject to and conditioned upon each of the following:

        a. Execution and Delivery of Documents. The execution and delivery by all parties hereto of this Agreement and payment of all fees and expenses incurred by the Lender, including reasonable attorneys' fees, with respect to the preparation or negotiation of this Agreement.

        b. Corporate Authorization. Receipt by the Lender, in form and substance satisfactory to the Lender, of resolutions duly adopted by the boards of directors, members or partners of each entity Obligor in compliance with the laws of the state of such Obligor's organization, the charter or organizational documents of such Obligor, authorizing and directing an officer or officers (or manager or partner, as applicable) of such Obligor to execute this Agreement, any and all other documents in connection therewith to be executed on their part and to do any and all other things as may be necessary to consummate the transaction contemplated herein.

        c.      Cash  Forecast.   Receipt  by  the  Lender  of  Borrower's  Cash
                Forecast, in form and substance satisfactory to the Lender, as of a recent date.

        d. Representations and Warranties. The representations and warranties of each Obligor contained in the Credit Agreement, the other Loan Documents and this Agreement being and remaining true, correct and complete in all material respects.

        e. Additional Information. The Lender shall have received such additional documents, instruments and information as the Lender or its legal counsel may request.

        11. Representations and Warranties of the Obligors. Each Obligor represents and warrants to the Lender that, as of the date of this Agreement:

        a. Organization; No Violations. Each Borrower is duly organized, validly existing and in good standing under the laws of the state in which it was organized and formed and qualified to do business and in good standing in all jurisdictions where such qualification is necessary. Each Obligor has adequate power to execute, deliver and perform under this Agreement, and the execution, delivery, and performance of this Agreement has been duly authorized by all requisite action and does not violate or constitute a default or breach under any organizational or charter documents of such Obligor, any governmental rule or regulation or any agreement, instrument or document by which such Obligor or its property is or may be bound and does not result in the creation or imposition of any lien or encumbrance upon any property of such Obligor (except any lien or encumbrance contemplated hereby or granted hereunder).

        b. Pending Litigation. Except for the CMS Liquidating Company litigation described in the Borrower's Form l0-Q for the period ending February 28, 2009, each Obligor warrants that it has no knowledge of any material litigation or other proceeding pending or threatened against or affecting it, or of any actual or alleged material default with respect to or violation of any applicable law, regulation, order or demand or any court or other governmental authority, and such Obligor agrees that, in the future, it will immediately advise the Lender in writing upon learning of any such litigation, proceeding, default or violation.


        c. Validity and Enforceability. This Agreement has been validly executed and delivered on behalf of the Obligors and constitutes a valid and binding obligation of the Obligors, enforceable in accordance with their respective terms.

        d. Absence of Default. Other than with respect to the Enumerated Defaults, no condition is present which presently does or, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

        e. Unobtained Authorizations. Except for those which have been obtained and are in full force and effect, or except as noted
                above, no consent, approval, order, license, permit, certificate, or authorization of, or registration, declaration or filing with, any regulatory commission, board or other governmental agency is necessary or required with respect to the execution, delivery and performance of this Agreement.

        f. Solvency of the Obligors. The assets of the Obligors, taken as a whole, exceed their liabilities and, taken as a whole, they have sufficient capital to continue to conduct their business and meet their obligations.

        g. Time for Performance is Sufficient. The time periods contained in this Agreement and the documents executed pursuant hereto have been agreed to by the Obligors. If the Obligors are unable to perform their obligations hereunder within such time periods, no additional time or extension of the time periods provided herein will enable the Obligors to so perform, and whatever benefit the Obligors may receive as a result of this transaction will be realized within the time periods set forth herein and no other benefit will be realized by the Obligors by any extension thereof.

        h. No Offsets. The Obligors acknowledge that they have no offsets, counterclaims, or defenses to any of the outstanding obligations owed to the Lender under the Loan Documents.

        i. Negative Pledge. The Obligors acknowledge that neither they, nor any Affiliates, may grant or suffer to exist any Lien (other than Permitted Liens) upon any of their property and assets without the express written consent of the Lender, such consent to be given or withheld in the Lender's sole discretion.

        12.  Compliance  With Laws.  Until all of the  Obligations are repaid in full, each Obligor covenants and agrees that each Obligor will at all times comply with all applicable requirements of the laws of the State of Texas and the United States and with all applicable lawful requirements of any municipality, county, agency, board or commission created under the laws of the State of Texas, the United States or of any other duly constituted public authority; provided, however, that each Obligor shall be deemed in compliance with this Section 12 so long as it is in good faith contesting any such requirements by appropriate legal proceedings and so long as the liens and security interest of the Lender and the priority of same are not endangered. Each Obligor shall promptly inform the Lender of any such contest and keep the Lender continuously informed as to the status of any such contest.

        13. No Waiver by Forbearance. The Borrower acknowledges and agrees that the Lender executing this Agreement has done so in its sole discretion and without any obligation. No waiver by the Lender of any breach by any Obligor of any of its or his obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach of any obligation, agreement or covenant, nor shall any forbearance by the Lender to seek a remedy for any breach be a waiver by the Lender of its rights and remedies with respect to that or any other breach. The Borrower hereby ratifies and confirms its obligations under the Loan Documents.

        14. Guarantor's Acknowledgement. By signing below, each Guarantor (a) consents and agrees to the execution and delivery of this Agreement, (b) ratifies and confirms its obligations under the Loan Documents to which it is a party, (c) acknowledges and agrees that its obligations under the Loan Documents to which it is a party are not released, diminished, impaired, reduced or otherwise adversely affected by this Agreement, and (d) acknowledges and agrees that it has no claims or offsets against or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.


        15. Ratification of Loan Documents/Collateral. The Borrower and each of the Guarantors waives notice of intent to accelerate, opportunity to cure, and notice of acceleration with respect to the Enumerated Defaults and any future Events of Default. The Borrower and each of the Guarantors hereby acknowledge, ratify, and reaffirm and agree that the Revolving Credit Note, each of the other Loan Documents and the first priority, perfected liens and security interests created thereby in favor of the Lender in the Collateral are and shall remain in full force and effect and binding on Obligors, and are enforceable in accordance with their respective terms and applicable law. The Borrower and each of the Guarantors hereby grants the Lender liens and security interests in the Collateral and acknowledge, ratify, and reaffirm all of the terms and provisions of the Loan Documents, except as modified herein, which are incorporated by reference as of the date hereof as if set forth herein including, without limitation, all promises, agreements, warranties, representations, covenants, releases, and indemnifications contained therein. The Borrower and each of the Guarantors hereby acknowledges, ratifies and confirms the Loan Documents and all of their respective debts and obligations thereunder. Without limitation Aleier acknowledges its obligations and liabilities under the Alder Guaranty. Without limitation Cirronet acknowledges its obligations and liabilities under the Cirronet Guaranty.

        16.     Miscellaneous.

        a. Invalid, Illegal or Unenforceable Provisions. In case any provision of this Agreement or the Loan Documents shall for any reason be held invalid, illegal or unenforceable in any respect, this Agreement or the Loan Documents (as the case may be) shall be construed as if such provision had never been contained herein; provided, however, that this Agreement and the Loan Documents will be construed in such a manner so as to enable the Lender to obtain the practical realization of all benefits and rights contemplated to be acquired by it thereunder.

        b. Controlling Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, AND FEDERAL LAW. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement shall be prohibited by or invalid under such laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        c. Amendments. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        d. Materiality. Each and every representation, warranty, covenant and undertaking on the part of the Borrower herein or of any Obligors contained in this Agreement is and shall be deemed material.

        e. Actions by Parties: Counterparts. Each Obligor shall execute all documents and do all things as may reasonably be necessary to accomplish the object of this Agreement. This Agreement may be executed by the parties in any number of counterparts originals, all of which shall constitute a single executed agreement. Facsimiles of signatures shall be binding and effective as originals.

        f. Consent and Approvals. All consents and approvals on the part of the Lender may be granted, denied or conditioned as the Lender may determine appropriate from time to time in its own interest. All consents and approvals on the part of the Lender hereunder are for its sole benefit and neither the granting nor withholding of any of same shall give rise to any duty, obligation or liability to any Obligor or any other party.

        g. Performance Through Agents. The Lender may execute powers hereunder and may perform duties required of it hereunder by or through attorneys, agents or employees.

        h. Term. The provisions of this Agreement shall remain in full force and effect until the Obligations have been satisfied.

        i. Time of Essence. Time is of the essence of this Agreement and each term, provision and condition hereof, and neither the acceptance by the Lender of any payment or performance by the Borrower later than the date due or other than in the manner set forth herein or therein nor any other action or inaction by the Lender shall waive or require the Lender to reinstate "time of the essence".

        j. Successors and Assigns. This Agreement is made for the sole benefit and protection of Obligors and Lender, their successors and assigns, and no other person or persons shall have any right of action herein or right to monies hereunder. No person or persons shall constitute a creditor, third party or incidental beneficiary hereto or shall be otherwise entitled to any rights or benefits hereunder. The sole and only relationship existing or created by this Agreement is and shall be that of bank and borrower, and no Obligor is and shall be the agent of the Lender for any purpose. Notwithstanding the foregoing, no Obligor shall assign its rights or duties hereunder without the consent of the Lender.

        k. Expenses. The Borrower agrees to pay on demand all costs and expenses of the Lender (including fees, charges and expenses of counsel for the Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Borrower agrees to pay, and save the Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings under the Credit Agreement and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 16(k) shall survive any termination of this Agreement and the Credit Agreement.

        1. Release. Each Obligor hereby acknowledges, represents, warrants and agrees that:

                (i) None of them has any defense, offset or counterclaim with respect to the payment of the Obligations or performance of the Loan Documents, or any other document delivered to the Lender in connection with any of the foregoing or with respect to any amount owing to the Lender. To the extent any Obligor has any claims, defense, offset, counterclaims, causes of action, demands, obligations, remedies, suits, damages and liabilities (the "Obligor Claims") whatsoever against the Lender, each Obligor hereby releases, remises, acquits and discharges the Lender and its predecessors, affiliates, officers, directors, servants, employees, principals, shareholders, representatives, agents, attorneys, heirs, successors and assigns (the "Released Lender Parties") from any and all such Obligor Claims, whether now known or unknown, suspected or claimed, whether arising under common law, in equity or under statute, whether vested or contingent, which such Obligor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date hereof and which were in any manner related to the Advances, the Letters of Credit and the Obligations, all of the business transactions between the parties, any of the Loan Documents or the enforcement or attempted enforcement by the Lender of rights, remedies or recourses related thereto;

                (ii) The Borrower covenants and agrees never to commence voluntarily and in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Obligor Claims which may have arisen at any time on or prior to the date hereof and were in any manner related to any of the Loan Documents;

                (iii) The Lender has breached no duty to the Obligors in connection with the Loan Documents, or otherwise, and the Lender has fully performed all obligations that it may have, had or now has to the Obligors; and

                (iv) All interest and other charges heretofore accrued and/or collected by the Lender under the Loan Documents or in connection with advances of funds or other transactions through the date hereof involving the Obligors and any or some of them and the Lender and the method of computing such charges or interest amounts were and are proper and agreed to by the Obligors.

        m. Indemnification. EACH OBLIGOR AGREES TO INDEMNIFY, SAVE, DEFEND AND HOLD THE LENDER, AND ITS DIRECTORS, AGENTS, EMPLOYEES AND COUNSEL, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, COSTS OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN CONNECTION WITH ANY
                LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING COMMENCED OR THREATENED RELATED TO THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENTS, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACT, OMISSION, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL. TO THE EXTENT THAT THE UNDERTAKING TO INDEMNIFY, PAY AND HOLD HARMLESS SET FORTH IN THIS SECTION 16(m) MAY BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, THE OBLIGORS SHALL PAY THE MAXIMUM PORTION, WHICH THEY ARE PERMITTED TO PAY UNDER APPLICABLE LAW TO THE LENDER IN SATISFACTION OF INDEMNIFIED MATTERS UNDER THIS SECTION 16(m). THE FOREGOING INDEMNITY SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OR NON-RENEWAL OF THE CREDIT AGREEMENT. PURSUANT TO THE FOREGOING, THE OBLIGORS SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES, AND EXPENSES INCURRED OR ASSERTED AS A RESULT,
                EITHER IN WHOLE OR IN PART, FROM THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES.

                EACH OBLIGOR, BY SIGNING THIS AGREEMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE LENDER, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATION, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITOR, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE OBLIGORS HAVE HAD, NOW HAVE OR HAVE MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AGREEMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN RELATING TO THE ADVANCES, THE LETTERS OF CREDIT AND THE OBLIGATIONS, ALL OF THE BUSINESS TRANSACTIONS BETWEEN THE PARTIES, ANY OF THE LOAN DOCUMENTS OR THE ENFORCEMENT OR ATTEMPTED ENFORCEMENT BY THE LENDER OF RIGHTS, REMEDIES OR RECOURSES RELATED THERETO.

        n. Confidentiality. Except as required by law, the Obligors, jointly and severally, shall hold in confidence and shall not disclose to anyone either the form or substance of this Agreement or any of the other Loan Documents.

        o. No Participation by the Lender. Neither the Lender nor any of its respective present or former affiliates, servants, representatives, employees, officers, directors, attorneys or agents, at any time has directed or participated in, or attempted to direct or participate in, any of the business dealings of the Obligors in any capacity other than that of a creditor and lender.

        p. No Oral Agreements. Except for the matters specifically set forth herein, this Agreement does not alter, amend, modify or release any right of the Lender or any obligations of the Obligors in connection with the Loan Documents. By execution of this Agreement, the Lender is not waiving any principal, interest, costs or attorneys fees or any other amounts payable under the documents governing, evidencing or securing the Obligations. THIS WRITTEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. This Agreement may not be modified orally but only by a written agreement executed by the Obligors and the Lender and designated as an amendment or modification of this Agreement.

        q. Bankruptcy or Insolvency. Each Obligor hereby agrees that, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration (including the Lender's forbearance as set forth herein), in the event any Obligor shall (0 file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Lender shall thereupon be entitled to relief from any automatic stay imposed by section 362 of Title 11 of the U.S. Code, as amended, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Lender as provided in the Loan Documents, as hereby amended, and otherwise provided by law and the Borrower shall not seek any financing pursuant to Section 364 of Title 11 of the U.S. Code which grants a lender a security interest senior to the interests of the Lender.

        r. Advice of Counsel. This Agreement has been negotiated at arms-length and in good faith by the parties hereto. Each Obligor acknowledges that it has sought the advice of, and have been advised by, legal counsel of its choice, in connection with the negotiation of this Agreement, and that each Obligor has willingly entered into this Agreement with full understanding of the legal and financial consequences of this Agreement.

        s. Loan Document. This Agreement is a Financing Agreement and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

        t. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR ME TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

        u. Further Assurances. The Obligors shall execute all additional documents and do all acts not specifically referred to herein which are reasonably necessary to fully effectuate the intent of this Agreement.

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first hereinabove written.

                                                 LENDER:
                                                 -------

                                                 WELLS  FARGO   BANK,   NATIONAL
                                                 ASSOCIATION, acting through its
                                                 Wells  Fargo  Business   Credit
                                                 operating division


                                                 By:      /S/ JAMES R. HARRIS
                                                          -------------------
                                                              James R. Harris
                                                              Vice President

                                                 BORROWER:
                                                 ---------

                                                 RF MONOLITHICS, INC.

                                                 By: /S/ HARLEY E BARNES III
                                                     -----------------------
                                                    Name:  Harley E Barnes III
                                                    Title: CFO


                                                 GUARANTORS:
                                                 -----------

                                                 ALEIER, INC.

                                                 By:  /S/ HARLEY E BARNES III
                                                      -----------------------
                                                    Name:  Harley E Barnes III
                                                    Title: Director/VP


                                                 CIRRONET INC.

                                                 By:  /S/ HARLEY E BARNES III
                                                      -----------------------
                                                    Name:  Harley E Barnes III
                                                    Title: Director/VP